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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our reports included herein and to the reference to our firm under the heading "Summary Historical Financial Data" and "Experts" in the prospectus.

                                                           KPMG PEAT MARWICK LLP

Milwaukee, Wisconsin
December 29, 1997